Exhibit 99.1
UNAUDITED as of 7/31/2006

Opteum Inc. - Investment Portfolio Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,259,622,608	68.74%	66.33%
Hybrid Adjustable Rate Mortgage Backed Securities	345,188,684	10.50%	10.13%
Fixed Rate Mortgage Backed Securities	513,463,557	15.62%	15.07%
Fixed Rate Agency Debt	71,246,386	2.17%	2.09%
Fixed Rate CMO	54,870,793	1.67%	1.61%
Balloon Maturity Mortgage Backed Securities	42,801,978	1.30%	1.26%
Total: Mortgage Assets (2)	$3,287,194,006	100.00%

Total Cash and Net Short-Term Receivables	$49,070,044		1.44%
Cash out on Margin (Encumbered Cash)	5,570,000		0.16%
Long-Term Note Receivable From Opteum Financial Services	65,000,000		1.91%
Total: All Assets*	$3,406,834,050*		100.00%

Note: The Value of Securities in the Box is $58,647,459.

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 7/31/2006.
*	The information contained herein EXCLUDES all assets of Opteum Financial Services, LLC and its subsidiaries.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.75%	10.27%	1.86%	5.30	1-Apr-44	328
Hybrid Adjustable Rate Mortgage Backed Securities	4.86%	10.02%	1.36%	17.77	1-Nov-35	331
Fixed Rate Mortgage Backed Securities	6.90%	n/a	n/a	n/a	1-Apr-36	274
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	43
Fixed Rate CMO	5.64%	n/a	n/a	n/a	25-Jul-34	328
Balloon Maturity Mortgage Backed Securities	4.04%	n/a	n/a	n/a	1-Feb-11	41
Total: Mortgage Assets	5.09%	10.24%	1.80%	6.95	1-Apr-44	310

(3) 24.4% ($552.4 million) of the adjustable rate mortgage backed securities have no periodic caps. These assets are excluded from the weighted average periodic cap per year calculation.

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,200,881,059	66.96%	Whole Pool	$2,111,057,588	64.22%
Freddie Mac	585,557,206	17.81%	Non Whole Pool	1,176,136,418	35.78%
Ginnie Mae	500,755,741	15.23%
Total Portfolio	$3,287,194,006	100.00%	Total Portfolio	$3,287,194,006	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	34.16%	35.62%
Hybrid Adjustable Rate Mortgage Backed Securities	29.39%	28.27%
Fixed Rate Mortgage Backed Securities	18.78%	19.56%
Fixed Rate Agency Debt	10.86%	13.49%
Fixed Rate CMO	27.28%	25.40%
Balloon Maturity Mortgage Backed Securities	15.42%	15.32%
Total: Mortgage Assets	30.46%	31.32%

On July 10, 2006, Prepayment Speeds were released for paydowns occurring in June 2006 (April - June for three month speeds). The numbers above reflect that data.

Weighted Average Price and Effective Duration of the Investment Portfolio
Weighted Average Purchase Price	$102.34
Weighted Average Current Price	$100.53
Modeled Effective Duration	1.299

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$27,659,043	1.21%	0.84%
Moving Treasury Average	48,097,892	2.13%	1.46%
Cost Of Funds Index	365,783,683	16.19%	11.13%
Six Month LIBOR	167,287,640	7.40%	5.09%
Six Month CD Rate	2,497,996	0.11%	0.08%
One Year LIBOR	668,763,197	29.60%	20.34%
Conventional One Year CMT	672,612,473	29.77%	20.46%
FHA and VA One Year CMT	301,107,258	13.33%	9.16%
Other	5,813,426	0.26%	0.18%
Total ARMs	$2,259,622,608	100.00%	68.74%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$114,772,053	33.25%	3.49%
19 - 24 Months to First Reset	25,512,200	7.39%	0.78%
25 - 36 Months to First Reset	20,674,983	5.99%	0.63%
Total	$160,959,236	46.63%	4.90%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$2,510,482	0.73%	0.08%
19 - 24 Months to First Reset	7,121,524	2.06%	0.22%
25 - 36 Months to First Reset	10,052,063	2.91%	0.30%
37 - 47 Months to First Reset	1,249,494	0.36%	0.04%
Total	$20,933,563	6.06%	0.64%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$156,101,467	45.23%	4.74%
25 - 36 Months to First Reset	7,194,418	2.08%	0.22%
Total	$163,295,885	47.31%	4.96%

Total Hybrid ARMs	$345,188,684	100.00%	10.50%

Balloons
2.0 - 3.0 Years to Balloon Date	$8,398,917	19.62%	0.26%
3.01 - 4.0 Years to Balloon Date	24,909,092	58.20%	0.76%
4.01 - 4.5 Years to Ballon Date	9,493,969	22.18%	0.29%
Total Balloons	$42,801,978	100.00%	1.30%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
Feb 2010 Stated Final Maturity	$71,246,386	100.00%	2.17%
Total Fixed Rate Agency Debt	$71,246,386	100.00%	2.17%

Fixed Rate CMOs
Fixed Rate CMOs	$54,870,793	100.00%	1.67%
Total Fixed Rate CMOs	$54,870,793	100.00%	1.67%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,739,771	0.33%	0.05%
15yr $85,000 Maximum Loan Size	63,897,189	12.43%	1.94%
15yr $110,000 Maximum Loan Size	4,177,759	0.81%	0.13%
15yr 100% Investor Property	590,672	0.12%	0.02%
15yr 100% FNMA Expanded Approval Level 3	654,274	0.13%	0.02%
15yr 100% Alt-A	35,448,103	6.90%	1.08%
15yr Geography Specific (NY, FL, VT, TX)	1,586,387	0.31%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	22,695,982	4.42%	0.69%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,004,114	0.20%	0.03%
20yr 100% Alt-A	660,516	0.13%	0.02%
30yr $85,000 Maximum Loan Size	177,532,998	34.58%	5.40%
30yr $110,000 Maximum Loan Size	34,285,977	6.68%	1.04%
30yr 100% Investor Property	5,764,664	1.12%	0.18%
30yr 100% FNMA Expanded Approval Level 3	40,237,135	7.84%	1.22%
30yr 100% Alt-A	30,441,848	5.93%	0.93%
30yr Geography Specific (NY, FL, VT, TX)	3,888,182	0.76%	0.12%
30yr 100% GNMA Builder Buydown Program	3,889,313	0.76%	0.12%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	84,968,673	16.55%	2.58%
Total Fixed Rate Collateral	$513,463,557	100.00%	15.62%

Total (All Mortgage Assets)	$3,287,194,006		100.00%
Total Cash and Short-Term Receivables	49,070,044
Long-Term Note Receivable From OFS	65,000,000
Total	$3,401,264,050

UNAUDITED as of 7/31/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$1,007,689,000	169	31-May-07
JP Morgan Secs	702,193,000	25	4-Oct-06
WAMU	386,783,000	10	11-Aug-06
Nomura	218,243,000	39	18-Sep-06
Countrywide Secs	208,486,000	86	15-Dec-06
Goldman Sachs	194,365,000	67	25-Oct-06
BNP Paribas	137,449,250	46	6-Oct-06
RBS Greenwich Capital	122,808,000	23	23-Aug-06
UBS Securities	106,068,000	33	19-Oct-06
Bank of America	36,178,000	64	3-Oct-06
Cantor Fitzgerald	32,067,000	11	11-Aug-06

Total	$3,152,329,250	78	31-May-07

(1) Includes $507 Million floating rate repurchase obligations.